UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                                  HAUSER, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-17174                    84-0926801
       ---------------            ----------------             -------------
       (State or other            (Commission File             (IRS Employer
         jurisdiction                  Number)              Identification No.)
      of incorporation)

  840 Apollo Street, Suite 209
     El Segundo, California                                       90245
     ----------------------                                       -----
     (Address of principal                                       Zip Code
       executive offices)


Registrant's telephone number, including area code:     (310) 648-7881
                                                        --------------

Registrant's Former Address:                        20710 S. Alameda Street
                                               Long Beach, California 90810-1107
                                               ---------------------------------


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Item 3. Bankruptcy or Receivership.

     On April 1, 2003, Hauser, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries (collectively, the Company and its wholly owned subsidiaries are referred to as the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") (Case Nos. LA 03-18788-BB, LA 03-18795-BB, LA 03-18798-BB and LA 03-18802-BB). Each of the Debtors remains in possession of their assets and properties, and continues to operate their businesses, as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     On April 1, 2003, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     99.1 Press Release, dated April 1, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAUSER, INC.

Dated:  April 7, 2003              By:  /s/  Kenneth C. Cleveland
                                        ----------------------------
                                        Name:   Kenneth C. Cleveland
                                        Title:  President and Chief
                                                Executive Officer


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


                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated April 1, 2003.